J.P. Morgan Funds

Supplement dated May 21, 1999, to the following Prospectus:
J.P. Morgan U.S. Equity Funds, dated March 1, 1999

The following replaces the section entitled "Performance" on page 3 with respect to J.P. Morgan Disciplined Equity Fund:

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Disciplined Equity Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)     Shows changes in returns by calendar year(1,3)
--------------------------------------------------------------------------------
40%                                                               1998
---
30%                                                               31.98
---
20%
---
10%
---
0%
--------------------------------------------------------------------------------


/ / J.P. Morgan Disciplined Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 22.83% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.96% (for the quarter ended 9/30/98).

Average annual total return (%)       Shows performance over time, for periods ended December 31, 1998
------------------------------------------------------------------------------------------------------
                                                                        Past 1 yr.     Life of fund( 2)
J.P. Morgan Disciplined Equity Fund (after expenses)                      31.98             30.27
------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                               28.58             28.37
------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 12/31/97.
(2) Life of fund performance is calculated commencing 1/31/97 as follows: all performance data from 12/31/97 is that of the fund and for the period 1/31/97 through 12/31/97, returns reflect performance of J.P. Morgan Institutional Disciplined Equity Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same period.
(3) The fund's fiscal year end is 5/31.

Start on page 2

The following supplements the information under "U.S. Equity Investment Process" on page 13.

     Although the J.P. Morgan Disciplined Equity Fund commenced operations on 12/31/97, J.P. Morgan has managed accounts with substantially similar objectives and policies as the fund since 1989. The performance of these private accounts is shown below:

Total return (%) (unaudited)     Shows changes in returns by calendar year(1,2)
---------------------------------------------------------------------------------------------------------------
       1990      1991        1992         1993        1994         1995        1996         1997        1998

40%
                                                                   37.47                    32.97
30%             30.01                                                                                   31.52

20%                                                                            22.90
                            11.42
10%                                       9.97
                                                      1.90
0%
      3.24
(10%)

/ / Disciplined Equity Private Account Composite

For the period covered by this year-by-year total return chart, the Composite's highest quarterly return was 22.40% (for the quarter ended 12/31/98); and the lowest quarterly return was -14.14% (for the quarter ended 9/30/90).

Average annual total return (%)  (unaudited)  Shows  performance  over time, for periods ended December 31, 1998
-----------------------------------------------------------------------------------------------------------------
                                                                     1 yr.       5 yrs.   Since 10/31/89 1
Disciplined Equity Private Account
Composite (after expenses)(2)                                        31.52       24.66        18.76
-----------------------------------------------------------------------------------------------------------------
S&P 500(3) (no expenses)                                             28.58       24.06        18.11
-----------------------------------------------------------------------------------------------------------------

(1) The inception of the Private Account Composite is 10/31/89.
(2) The performance of the Private Account Composite does not represent the fund's performance and should not be interpreted as indicative of the fund's future performance. The Composite reflects the historical performance of discretionary investment management accounts under the management of the fund's advisor with substantially similar objectives and policies as the fund. Historical Composite performance information reflects the deduction of the fund's total expenses of 0.75%, after reimbursement. The performance of accounts in the Composite might have been lower if they were subject to the extra restrictions imposed on mutual funds. J.P. Morgan has prepared and presented this report in compliance with the Performance Presentation
    Standards  of  the  Association  for  Investment   Management  and  Research
    (AIMR-PPSTM), which went into effect on 1/1/93. Prior to that date, the Composite may not have included all discretionary accounts. AIMR has not been involved with the preparation or review of this report.
(3) The S&P 500 is an unmanaged index of U.S. stocks widely used as a measure of overall stock market performance.